Letter Agreement

TO: Neiman Funds
      6631 Main Street
      Williamsville, NY 14221

Dear Ladies and Gentlemen:

     You have engaged us to act as the sole investment advisor to the Neiman Large Cap Value Fund (the “Fund”), pursuant to a Management Agreement dated November 30, 2009. Effective August 1, 2018, we hereby contractually agree to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at an amount not to exceed 1.45% of its average daily net assets for No-Load Class and at an amount not to exceed 1.45% of its average daily net assets for Class A Shares through July 31, 2019.

                                                                                               Very truly yours,

                                                                                               Neiman Funds Management LLC

                                                                                               By: /s/ Harvey Neiman
                                                                                                     Harvey Neiman
                                                                                                     Managing Member

Acceptance: The foregoing agreement is hereby accepted.

                                                                                               Neiman Funds

                                                                                               By: /s/ Dan Neiman
                                                                                                     Dan Neiman
Treasurer

Letter Agreement

TO: Neiman Funds
      6631 Main Street
      Williamsville, NY 14221

Dear Ladies and Gentlemen:

     You have engaged us to act as the sole investment advisor to the Neiman Balanced Allocation Fund (the “Fund”), pursuant to a Management Agreement dated July 1, 2010. Effective August 1, 2018, we hereby contractually agree to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at an amount not to exceed 1.45% of its average daily net assets for Class A Shares and at an amount not to exceed 2.20% of its average daily net assets for Class C Shares through July 31, 2019.

                                                                                               Very truly yours,

                                                                                               Neiman Funds Management LLC

                                                                                               By: /s/ Harvey Neiman
                                                                                                     Harvey Neiman
                                                                                                     Managing Member

Acceptance: The foregoing agreement is hereby accepted.

                                                                                               Neiman Funds

                                                                                               By: /s/ Dan Neiman
                                                                                                     Dan Neiman
Treasurer

Letter Agreement

TO: Neiman Funds
      6631 Main Street
      Williamsville, NY 14221

Dear Ladies and Gentlemen:

     You have engaged us to act as the sole investment advisor to the Neiman Opportunities Fund (the “Fund”), pursuant to a Management Agreement dated March 25, 2016. Effective August 1, 2018, we hereby contractually agree to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at an amount not to exceed 1.45% of its average daily net assets for Class A Shares through July 31, 2019.

                                                                                               Very truly yours,

                                                                                               Neiman Funds Management LLC

                                                                                               By: /s/ Harvey Neiman
                                                                                                     Harvey Neiman
                                                                                                     Managing Member

Acceptance: The foregoing agreement is hereby accepted.

                                                                                               Neiman Funds

                                                                                               By: /s/ Dan Neiman
                                                                                                     Dan Neiman
Treasurer